Rule 497(e)

File Nos. 333-176926 and 811-05817

GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated October 1, 2019 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective on or about October 25, 2019, the Great-West Putnam Equity Income Fund will be renamed Great-West Large Cap Value Fund. Accordingly, as of October 25, 2019, all references to Great-West Putnam Equity Income Fund in the Prospectus and SAI are hereby deleted and replaced with Great-West Large Cap Value Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling (877) 723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.